MAXIM SERIES FUND, INC.

                      Maxim Short Duration Bond Portfolio

                                  Annual Report

                                December 31, 2002









This report and the financial statements attached are submitted for general information and are not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus. Nothing herein is to be considered an offer of the sale of any Portfolio of Maxim Series Fund, Inc. Such offering is made only by the prospectus(es) of Maxim Series Fund, Inc. which include details as to offering price and other information.

                             MAXIM SERIES FUND, INC.
                             8515 EAST ORCHARD ROAD
                        GREENWOOD VILLAGE, COLORADO 80111

TO THE SHAREHOLDERS OF MAXIM SERIES FUND, INC.

The U.S. economic recovery is proving to be sluggish and uneven. We expect growth to be below trend for the next few quarters, gaining momentum through the second half of 2003. Expectations are for real gross domestic product (GDP) growth in 2003 of 2.5%. Globally, economies remain weak with the exception of China. However, global growth is expected to firm to 2.5% in 2003 from a projected 2.0% growth rate in 2002 reflecting a modest, cyclical rebound in the euro area, sustained trend growth in the U.S. and the U.K. and stable growth in non-Japan Asia. Japan's economy is expected to have shrunk at a -0.3% rate in 2002 with projections for further deterioration in 2003 (-0.3%).

The Federal Reserve Board (Fed) responded aggressively to weaker than expected economic data with a 50 basis point cut in the Fed Funds rate to 1.25% at the November 2002 meeting. While stimulative policy and strong underlying productivity growth were expected to restore the economy to a sustainable trend rate of growth, persistent stock market weakness has undercut monetary policy stimulus and economic risks are currently biased to a below potential growth scenario. The Fed is expected to maintain its neutral bias largely because of the prospects for Federal fiscal stimulus. However, further easing will be supported if oil prices continue to rise and the economic data remain weak. Policy has been effective in keeping the U.S. out of renewed recession despite significant shocks: 1) the loss of wealth following the implosion of the stock market bubble, 2) the shock to confidence following the terrorist attacks in 2001, 3) the loss of confidence in corporate America, 4) the conflict with Iraq and North Korea and 5) the rise in the price of oil to its present $30 per barrel.

Economic data will not likely surprise on the upside in the short term, however we expect a gradual strengthening in growth to take place over the next year. Currently, economic indicators are mixed.

>> Corporate profits are improving but pricing power is limited. Corporations have cut employment, inventories and equipment investment dramatically over the past year in an effort to improve profit margins. Business spending remains soft, and inventory rebuilding is not yet occurring, as companies remain wary of increasing spending in this uncertain economic environment. The manufacturing index did surge back above 50 in December. If growth in manufacturing output can be maintained, then an increase in capital expenditure could occur in 2003.

>> Housing remains firm though prices are appreciating at a slower rate. The most recent data indicated a strong increase in housing permits and starts in December - permits were up over 8% in 2002 and housing starts were up 6.5% over the same period.

>> Layoff announcements spiked up in October, dropped sharply in November and December and are expected to jump back up in January. The economy lost 181,000 jobs in 2002 and 1.4 million jobs in 2001. The four-week moving average of initial unemployment claims has moved back down below the critical 400,000 level, suggesting that the labor market may be beginning to stabilize. The unemployment rate is currently 6.0% and we anticipate a peak of 6.2%.

>> Retail sales, including autos have been weaker than expected. The holiday season was disappointing and in fact the unexpectedly large decline in payrolls in December is largely attributable to the drop in retail jobs.

>> Core inflation will likely stay flat or slow slightly in 2003: resources are underutilized, GDP growth is expected to remain below trend and wage growth is slowing. Service sector inflation is up slightly from 2001 at 3.8% however is expected to decline modestly in 2003. Energy prices however remain elevated due to the potential for war with Iraq and the strike in Venezuela. At $30 per barrel, oil prices are up 50% from the beginning of 2002. Despite higher energy prices, inflation is expected to increase a moderate 1.8% in 2003.

>> Consumer spending is expected to grow at a slower pace in 2003 after providing significant support to economic growth last year - largely a function of rising home values and falling mortgage rates. At November 30, 2002 real consumer spending was up 2.7% year over year. Consumers tapped into the equity in their homes via refinancing thereby boosting their purchasing power, decreasing debt service costs at the same time. As support from mortgage refinancing activity slows along with the slowdown in the pace of home price appreciation, consumer spending should slow. Further supporting a slowdown in consumer spending is the expectation for increased allocation to savings as households focus on their balance sheets, the weak labor market and ongoing geopolitical risks. From November 30, 2001 to November 30, 2002, real incomes were up 6.1%, real spending was up 2.7% and the savings rate was at 4.3%.

In the past two years, government and particularly household spending have been the main drivers of growth; in the year ahead, business spending will hopefully take the lead.

The fiscal stimulus package proposed by President Bush will have an impact on GDP growth. The $674 billion package is mostly in the form of tax cuts with more than one half coming from a proposed elimination of personal income taxes on dividends. Congress will likely scale back the package to around $400 billion. The impact of the scaled back version is expected to be moderate adding 0.2% to GDP growth in 2003 and 0.8% in 2004. The GDP impact is dependent on how quickly the Bill is passed and enacted.

Given the probability of a war with Iraq, in addition to the fiscal stimulus package, the U.S. budget situation should deteriorate in 2003. Projections indicate a budget deficit of $285 billion in fiscal year 2003 followed by a deficit of $235 billion in fiscal year 2004. As a result of the expected budget deficit, the issuance of Treasury debt will increase significantly.

The potential for war with Iraq is an ongoing and significant risk. While this has been headline news for many months, the reality of war may lead to a plunge in confidence and a continued drop in consumer spending which would negatively impact an already tepid recovery.

The equity markets have rallied since early October, though the broad Indices were still down significantly on a year-to-date basis at December 31, 2002. Interest rates across the curve bottomed in early October after declining to levels not experienced since the 1960's, rising modestly since then. It is likely that inflation and yields will stay relatively low over the intermediate term, providing the Fed significant latitude to allow the economy to gain some momentum before they begin to tighten. It is improbable that the Fed would begin to tighten before growth is firmly re-established (two quarters of solid growth) and the unemployment rate is trending down. By mid-2003, as corporate governance issues fade and tensions with Iraq and North Korea are resolved, a recovery in confidence - both business and consumer, and the combined effects of monetary and fiscal stimulus, the economy should start to firm.

While it is impossible to predict the future direction of the markets with any degree of certainty, there are certain basic principles that can help investors plan for their future needs. These principles include determining one's investment objectives and tolerance for risk, adjusting for one's investment time frame, diversifying and developing an overall strategy and sticking to it.

GW Capital Management, LLC is the investment adviser for Maxim Series Fund, with the following sub-advisers providing services during the period for certain portfolios: Ariel Capital Management, Inc., Barclays Global Fund Advisors, Founders Asset Management, LLC, INVESCO Funds Group, Inc., INVESCO Global Asset Management (N.A.), Inc., Loomis, Sayles & Company, L.P., Pareto Partners, Templeton Investment Counsel, LLC and T. Rowe Price Associates, Inc.


This report and the financial statements contained herein are submitted for the general information of shareholders of Maxim Series Fund, Inc. This report is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus. For more information, including fees and expenses, please contact your registered representative to obtain a prospectus. Read it carefully before investing.

                       Maxim Short Duration Bond Portfolio

Bonds performed well in 2002 and surpassed equity returns for a third straight year. The economy emerged from recession; however, growth was slow and erratic. The weak economic recovery and geopolitical risks resulted in declining Treasury bond yields. The Federal Reserve was on hold until November 2002 when it cut the Federal Funds rate by 50 basis points. The corporate bond market was wracked by accounting scandals and liquidity concerns but managed to finish the year strong. Mortgage backed securities performed well all year despite increased prepayments due to lower Treasury bond yields. The Portfolio out-performed the Benchmark Index due to a higher weighting to corporate securities. With geopolitical uncertainty high, government stimulus programs in doubt and mixed economic signals, bond market performance for 2003 is difficult to predict.

                              Line Graph Comparison

             Maxim
         Short Duration     Lehman 1-3 Year
         Bond Portfolio    Govt/Credit Index

           10,000.00           10,000.00
   1995    10,302.00           10,360.10
   1996    10,786.19           10,892.40
   1997    11,448.47           11,618.16
   1998    12,176.59           12,428.88
   1999    12,586.94           12,820.39
   2000    13,498.23           13,856.28
   2001    14,565.94           15,065.79
   2002    15,463.21           16,011.92

$15,463.21   Maxim Short Duration Bond Portfolio

$16,011.92  Lehman 1-3 Year Govt/Credit Index

As of 12/31/02

Maxim Short Duration Bond Portfolio
Total Return -

One Year: 6.16%
Five Years: 6.20%
Since Inception: 6.05%

Portfolio Inception: 8/1/95

This graph, prepared in accordance with SEC regulations, compares a $10,000 investment in the Maxim Short Duration Bond Portfolio, made at its inception, with the performance of the Lehman 1-3 Year Govt./Credit Index. Results include the reinvestment of all dividends and capital gains distributions. Past performance is no guarantee of future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

INDEPENDENT AUDITORS' REPORT

To the Shareholders and Board of Directors of Maxim Series Fund, Inc.

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Short Duration Bond Portfolio (the "Portfolio") of the Maxim Series Fund, Inc. (the "Fund") as of December 31, 2002, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2002, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Short Duration Bond Portfolio of the Maxim Series Fund, Inc. as of December 31, 2002, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

As discussed in Note 7 to the financial statements, the Portfolio transacted a 1 for 10 reverse stock split during 2002, and retroactively restated share information for all years presented.

/s/ Deloitte & Touche LLP

February 7, 2003

MAXIM SERIES FUND, INC.

STATEMENT OF ASSETS AND LIABILITIES
DECEMBER 31, 2002

---------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------
                                                                                       SHORT
                                                                                     DURATION
                                                                                       BOND
                                                                                     PORTFOLIO
                                                                                 ------------------
                                                                                 ------------------
ASSETS:

     Investments in securities, market value  (1)                              $       131,100,172
     Cash                                                                                   11,015
     Collateral for securities loaned                                                   18,285,303
     Dividends and interest receivable                                                   1,286,085
                                                                                 ------------------
                                                                                 ------------------

     Total assets                                                                      150,682,575
                                                                                 ------------------
                                                                                 ------------------

LIABILITIES:

     Due to investment adviser                                                              66,489
     Payable for investments purchased                                                   3,115,104
     Payable upon return of securities loaned                                           18,285,303
                                                                                 ------------------
                                                                                 ------------------

     Total liabilities                                                                  21,466,896
                                                                                 ------------------
                                                                                 ------------------

NET ASSETS                                                                     $       129,215,679
                                                                                 ==================
                                                                                 ==================

NET ASSETS REPRESENTED BY:  (See Note 7)
     Capital stock, $.10 par value                                             $         1,243,780
     Additional paid-in capital                                                        123,236,116
     Net unrealized appreciation on investments                                          4,457,521
     Accumulated net realized gain on investments                                          278,262
                                                                                 ------------------
                                                                                 ------------------

NET ASSETS                                                                     $       129,215,679
                                                                                 ==================
                                                                                 ==================

NET ASSET VALUE PER OUTSTANDING SHARE                                          $             10.39
                                                                                 ==================
                                                                                 ==================
(Offering and Redemption Price)  (See Note 7)

SHARES OF CAPITAL STOCK:  (See Note 7)
     Authorized                                                                        270,000,000
     Outstanding                                                                        12,437,799

(1)  Cost of investments in securities:                                        $       126,642,651

See notes to financial statements.


MAXIM SERIES FUND, INC.

STATEMENT OF OPERATIONS
YEAR ENDED DECEMBER 31, 2002
-----------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------
                                                                                          SHORT
                                                                                         DURATION
                                                                                           BOND
                                                                                        PORTFOLIO
                                                                                      ---------------
                                                                                      ---------------
INVESTMENT INCOME:
    Interest                                                                        $      6,809,108
    Income from securities lending                                                            27,180
                                                                                      ---------------
                                                                                      ---------------

    Total income                                                                           6,836,288
                                                                                      ---------------
                                                                                      ---------------

EXPENSES:

    Management fees                                                                          847,600
                                                                                      ---------------
                                                                                      ---------------

NET INVESTMENT INCOME                                                                      5,988,688
                                                                                      ---------------
                                                                                      ---------------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
    Net realized gain on investments                                                          74,980
    Change in net unrealized appreciation on investments                                   2,274,044
                                                                                      ---------------
                                                                                      ---------------

    Net realized and unrealized gain on investments                                        2,349,024
                                                                                      ---------------
                                                                                      ---------------

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                                $      8,337,712
                                                                                      ===============
                                                                                      ===============

See notes to financial statements.

MAXIM SERIES FUND, INC.

STATEMENT OF CHANGES IN NET ASSETS
YEARS ENDED DECEMBER 31, 2002 AND 2001

--------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------
                                                                             SHORT DURATION BOND
                                                                                  PORTFOLIO
                                                                      ----------------------------------
                                                                      ----------------------------------
                                                                           2002               2001
                                                                      ---------------     --------------
                                                                      ---------------     --------------

INCREASE (DECREASE) IN NET ASSETS:

OPERATIONS:
    Net investment income                                           $      5,988,688    $     8,750,471
    Net realized gain on investments                                          74,980          3,655,604
    Change in net unrealized appreciation on investments                   2,274,044            238,260
                                                                      ---------------     --------------
                                                                      ---------------     --------------

    Net increase in net assets resulting from operations                   8,337,712         12,644,335
                                                                      ---------------     --------------
                                                                      ---------------     --------------

DISTRIBUTIONS TO SHAREHOLDERS:
    From net investment income                                            (5,756,821)        (8,813,665)
    From net realized gains                                               (1,647,896)          (730,585)
                                                                      ---------------     --------------
                                                                      ---------------     --------------

    Total distributions                                                   (7,404,717)        (9,544,250)
                                                                      ---------------     --------------
                                                                      ---------------     --------------

SHARE TRANSACTIONS:
    Net proceeds from sales of shares                                     58,494,852        117,850,239
    Reinvestment of distributions                                          7,404,717          9,544,250
    Redemptions of shares                                                (97,724,093)      (126,011,083)
                                                                      ---------------     --------------
                                                                      ---------------     --------------

    Net increase (decrease) in net assets resulting                      (31,824,524)         1,383,406
       from share transactions
                                                                      ---------------     --------------
                                                                      ---------------     --------------

    Total increase (decrease) in net assets                              (30,891,529)         4,483,491

NET ASSETS:
    Beginning of period                                                  160,107,208        155,623,717
                                                                      ---------------     --------------
                                                                      ---------------     --------------

    End of period  (1)                                              $    129,215,679    $   160,107,208
                                                                      ===============     ==============
                                                                      ===============     ==============

OTHER INFORMATION:

SHARES:  (2)

    Sold                                                                   5,649,002         11,383,711
    Issued in reinvestment of distributions                                  716,900            925,264
    Redeemed                                                              (9,408,949)       (12,153,838)
                                                                      ---------------     --------------
                                                                      ---------------     --------------

    Net increase (decrease)                                               (3,043,047)           155,137
                                                                      ===============     ==============
                                                                      ===============     ==============

(1) Including undistributed net investment income                   $                   $       453,885

(2) Adjusted for 1:10 reverse stock split that occurred on November 7, 2002.

See notes to financial statements.

MAXIM SERIES FUND, INC.

SHORT DURATION BOND PORTFOLIO
FINANCIAL HIGHLIGHTS

-----------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------
Selected data for a share of capital stock of the portfolio for the periods indicated are as follows:

                                                              Year Ended December 31,
                                        -------------------------------------------------------------
                                        -------------------------------------------------------------
                                          2002 ~      2001 ~       2000 ~       1999 ~      1998 ~
                                        -----------  ----------   ----------  -----------  ----------
                                        -----------  ----------   ----------  -----------  ----------

Net Asset Value, Beginning of Period  $      10.34 $     10.15  $     10.02 $      10.20 $     10.13

Income from Investment Operations
Net investment income                         0.10        0.56         0.59         0.52        0.54
Net realized and unrealized gain (loss)       0.11        0.23         0.11        (0.18)       0.09
                                        -----------  ----------   ----------  -----------  ----------
                                        -----------  ----------   ----------  -----------  ----------

Total Income From Investment Operations       0.21        0.79         0.70         0.34        0.63
                                        -----------  ----------   ----------  -----------  ----------
                                        -----------  ----------   ----------  -----------  ----------

Less Distributions

From net investment income                   (0.13)      (0.55)       (0.57)       (0.52)      (0.54)
From net realized gains                      (0.03)      (0.05)                                (0.02)
                                        -----------  ----------   ----------  -----------  ----------
                                        -----------  ----------   ----------  -----------  ----------

Total Distributions                          (0.16)      (0.60)       (0.57)       (0.52)      (0.56)
                                        -----------  ----------   ----------  -----------  ----------
                                        -----------  ----------   ----------  -----------  ----------

Net Asset Value, End of Period        $      10.39 $     10.34  $     10.15 $      10.02 $     10.20
                                        ===========  ==========   ==========  ===========  ==========
                                        ===========  ==========   ==========  ===========  ==========


Total Return                                 6.16%       7.91%        7.24%        3.37%       6.36%

Net Assets, End of Period ($000)      $    129,216 $   160,107  $   155,624 $    137,920 $   110,917

Ratio of Expenses to Average Net Assets      0.60%       0.60%        0.60%        0.60%       0.60%

Ratio of Net Investment Income to

    Average Net Assets                       4.24%       5.28%        5.93%        5.29%       5.45%

Portfolio Turnover Rate                    135.33%     132.76%       85.06%       45.60%      37.33%


~ Adjusted for 1:10 reverse stock split that occurred on November 7, 2002.

MAXIM SERIES FUND, INC.

NOTES TO FINANCIAL STATEMENTS
DECEMBER 31, 2002

--------------------------------------------------------------------------------

1. ORGANIZATION & SIGNIFICANT ACCOUNTING POLICIES

      Maxim Series Fund, Inc. (the Fund) is a Maryland corporation organized on December 7, 1981 under the Investment Company Act of 1940 (the 1940 Act) as an open-end management investment company and presently consists of thirty-six portfolios. Interests in the Short Duration Bond Portfolio (the Portfolio) are included herein and are represented by a separate class of beneficial interest of the Fund. Effective May 1, 2002, the Short-Term Maturity Bond Portfolio's name changed to Short Duration Bond Portfolio. The investment objective of the Portfolio is to seek maximum total return that is consistent with preservation of capital and liquidity. The Portfolio is nondiversified as defined in the 1940 Act. The Fund is available only as an investment option for certain variable annuity contracts and variable life policies issued by Great-West Life & Annuity Insurance Company (GWL&A), First Great-West Life & Annuity Insurance Company and New England Financial and certain qualified retirement plans for which GWL&A, First Great-West Life & Annuity Insurance Company and New England Financial provide administrative services.

      The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of the significant accounting policies of the Fund.

      Security Valuation

      Short-term and money market securities are valued at amortized cost which approximates market value. Fixed income and other securities are valued by independent pricing services approved by the Board of Directors. Securities for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of Directors.

      Investments in securities of governmental agencies may only be guaranteed by the respective agency's limited authority to borrow from the U.S. Government and may not be guaranteed by the full faith and credit of the U.S. Government.

      Restricted & Illiquid Securities

      The Portfolio may own certain investment securities which are restricted as to resale under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. These securities are valued after giving due consideration to pertinent factors including recent private sales, market conditions, and the issuer's financial performance. Aggregate cost, fair value and percent of net assets of these restricted securities held at December 31, 2002 were $9,285,119, $9,725,968 and 7.53%, respectively.

      The Portfolio may own certain investment securities that have been deemed "illiquid" because no quoted market exists. These securities are valued after giving due consideration to pertinent factors including recent private sales, market conditions, and the issuer's financial performance. It is possible that the estimated value may differ significantly from the amount that might ultimately be realized in the near term and the difference could be material. Aggregate cost, fair value and percent of net assets of these illiquid securities held at December 31, 2002 were $384,388, $387,128 and 0.30%, respectively.

      Dividends

      Dividends from net investment income of the Portfolio are declared and paid quarterly. Income dividends are reinvested in additional shares at net asset value. Dividends from capital gains of the Portfolio, if any, are declared and reinvested at least annually in additional shares at net asset value.

      Security Transactions

      Security transactions are accounted for on the date the security is purchased or sold (trade date). The cost of investments sold is determined on a specific lot selection.

      Dividend income for the Portfolio is accrued as of the ex-dividend date and interest income, including amortization of discounts and premiums is recorded daily.

      Federal Income Taxes

      For federal income tax purposes, the Portfolio currently qualifies, and intends to remain qualified, as a regulated investment company under the provisions of the Internal Revenue Code by distributing substantially all of its taxable net income (both ordinary and capital gain) to its shareholders and complying with other requirements for regulated investment companies. Accordingly, no provision for federal income taxes has been made.

      Classification of Distributions to Shareholders

      The character of distributions made during the year from net investment income or net realized gains are determined in accordance with income tax regulations that may differ from accounting principles generally accepted in the United States of America.

2. INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

      The Fund has entered into an investment advisory agreement with GW Capital Management, LLC, doing business as Maxim Capital Management, LLC, a wholly-owned subsidiary of GWL&A. As compensation for its services to the Fund, the investment adviser receives monthly compensation at the annual rate of 0.60% of the average daily net assets of the Portfolio. The management fee encompasses fund operation expenses.

      Effective April 30, 2002, Greenwood Investments, LLC, a wholly-owned subsidiary of GWL&A, became the principal underwriter to the Portfolio. Prior to that date, One Orchard Equities, a wholly-owned subsidiary of One Corporation, which is a wholly-owned subsidiary of GWL&A, was the principal underwriter. Financial Administrative Services Corporation, a wholly-owned subsidiary of GWL&A, performs transfer agent servicing functions for the Portfolio.

      Certain officers of the Fund are also directors and/or officers of GWL&A or its subsidiaries. No officer of the Fund receives any compensation directly from the Portfolio.

3. PURCHASES AND SALES OF INVESTMENT SECURITIES

      For the year ended December 31, 2002, the aggregate cost of purchases and proceeds from sales of investment securities (excluding all U.S. Government securities and short-term securities) were $119,587,884 and $134,853,758, respectively. For the same period, the aggregate cost of purchases and proceeds from sales of U.S. Government securities were $65,659,180 and $81,687,362, respectively.

4. UNREALIZED APPRECIATION (DEPRECIATION)

      At December 31, 2002, the U.S. Federal income tax cost basis was $126,475,956. The Portfolio had gross appreciation of securities in which there was an excess of value over tax cost of $4,682,482 and gross depreciation of securities in which there was an excess of tax cost over value of $58,266, resulting in net appreciation of $4,624,216.

5. SECURITIES LOANED

      The Portfolio has entered into a securities lending agreement with its custodian, The Bank of New York, effective December 1, 2001. Under the terms of the agreement the Portfolio receives annual income, recorded monthly, after deductions of other amounts payable to the custodian or to the borrower from lending transactions. In exchange for such fees, the custodian is authorized to loan securities on behalf of the Portfolio against receipt of cash collateral at least equal in value at all times to the value of the securities loaned plus accrued interest. Cash collateral is invested by the custodian in securities approved by the Board of Directors and is disclosed as "Collateral for securities loaned" in the Statement of Assets and Liabilities. The Portfolio also continues to receive interest or dividends on the securities loaned. As of December 31, 2002, the Portfolio had securities on loan valued at $17,905,267 and received collateral of $18,285,303 for such loan. The Portfolio bears the risk of any deficiency in the amount of collateral available for return to a borrower due to a loss in an approved investment.

6. DISTRIBUTIONS TO SHAREHOLDERS

      The tax character of distributions paid during the years ended December 31, 2002 and 2001 were as follows:

                                                                    2002            2001
                                                                 ------------    ------------
     Distributions paid from:
        Ordinary income                                            6,380,043       9,367,955
        Long-term capital gain                                     1,024,674         176,295
                                                                 ------------    ------------
                                                                 ------------    ------------
                                                                   7,404,717       9,544,250
                                                                 ============    ============


      As of December 31, 2002, the components of distributable earnings on a tax basis were as follows:

      Net unrealized appreciation on investments                                    4,624,216
      Undistributed net investment income                                                   0
      Accumulated net realized gain on investments                                    278,262
                                                                                  ------------
                                                                                  ------------
                                                                                    4,902,478
                                                                                  ============


      The differences between book basis and tax basis are primarily due to differing treatments regarding recognition of market discount and original issue discount. Capital accounts within the financial statements are adjusted for permanent and temporary book and tax differences. These adjustments have no impact on net assets or the results of operations. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which the income or realized gain was recorded by the Portfolio.

7. REVERSE STOCK SPLIT

      During 2002, the Fund's Board of Directors approved a 1 for 10 reverse stock split effective November 7, 2002, which caused the net asset value per share to increase by a factor of 10 as a result of a corresponding decrease in shares outstanding. Accordingly, all prior year share information in the Statement of Changes in Net Assets and Financial Highlights has been restated to reflect the reverse stock split. The reverse stock split had no impact on total return, net assets, ratios, or portfolio turnover rates presented in the Financial Highlights.

The Maxim Series Fund

Short Duration Bond Portfolio

BONDS

AEROSPACE & DEFENSE --- 3.03%
  1,600,000 Lockheed Martin Corp                                       1,811,515
            Notes
            7.950% December 1, 2005

  2,000,000 United Technologies Corp                                   2,164,310
            Notes
            6.625% November 15, 2004

                                                                      $3,975,825

AGENCY --- 12.44%

  2,813,111 Fannie Mae                                                 2,954,206
            6.500% April 1, 2032
  4,000,000 Freddie Mac                                                4,106,964
            5.000% December 1, 2017
  1,959,741 Freddie Mac                                                2,055,585
            6.000% June 1, 2017
  3,000,000 Freddie Mac                                                3,115,179
            5.500% December 1, 2017
  4,000,000 Freddie Mac ~ **                                           4,083,324
            3.500% September 15, 2007
                                                                     $16,315,258

BANKS --- 3.36%

  2,000,000 Bank of America Corp ~                                     2,116,550
            Notes
            4.750% October 15, 2006

  2,000,000 Suntrust Bank-Central Florida                              2,294,814
            Subordinated Notes
            6.900% July 1, 2007

                                                                      $4,411,364

BROADCAST/MEDIA --- 3.23%

  2,000,000 Cox Communications Inc                                     2,125,006
            Notes
            7.500% August 15, 2004

  2,000,000 Gannett Co Inc ~                                           2,116,594
            Notes
            4.950% April 1, 2005

                                                                      $4,241,600

CANADIAN - PROVINCIAL --- 7.01%
  4,000,000 Province of Manitoba                                       4,035,060
            Debentures
            2.750% January 17, 2006

  2,000,000 Province of New Brunswick                                  2,031,410
            Senior Unsubordinated Notes
            3.500% October 23, 2007

  3,000,000 Province of Ontario                                        3,133,257
            Notes
            4.200% June 30, 2005

                                                                      $9,199,727

CHEMICALS --- 2.39%

  1,000,000 EI du Pont de Nemours & Co ~                               1,010,933
            Notes
            3.375% November 15, 2007

  2,000,000 PPG Industries Inc                                         2,124,708
            Notes
            6.750% August 15, 2004

                                                                      $3,135,641

COMMERCIAL MORTGAGE BACKED --- 0.11%
    139,372 Norwest Asset Securities Corp                                138,003
            Series 1999-9 Class A2
            6.500% April 25, 2029

                                                                        $138,003

CONGLOMERATES --- 2.42%

  3,000,000 3M Co                                                      3,171,297
            Notes
            4.150% June 30, 2005

                                                                      $3,171,297

COSMETICS & PERSONAL CARE --- 2.40%
  3,000,000 Gillette Co                                                3,141,753
            Notes
            4.000% June 30, 2005

                                                                      $3,141,753

DISTRIBUTORS --- 1.62%

  2,000,000 SYSCO Corp                                                 2,127,118
            Notes
            4.750% July 30, 2005

                                                                      $2,127,118

ELECTRIC COMPANIES --- 8.27%
  2,000,000 Boston Edison Co                                           2,017,680
            Debentures
            6.800% March 15, 2003

  3,000,000 Niagara Mohawk Power Corp                                  3,550,593
            Senior Notes
            8.875% May 15, 2007

  2,000,000 Public Service Co of Colorado                              2,009,944
            Bond
            6.000% April 15, 2003

  2,000,000 Texas Utilities Electric Co                                2,091,404
            1st Mortgage
            6.250% October 1, 2004

  1,100,000 Virginia Electric & Power Co                               1,167,448
            1st Mortgage
            8.000% March 1, 2004

                                                                     $10,837,069

FINANCIAL SERVICES --- 13.79%
  2,000,000 American Express Credit Corp                               2,077,342
            Notes
            4.250% February 7, 2005

  2,000,000 Citigroup Inc                                              2,160,230
            Notes
            5.500% August 9, 2006

  2,000,000 Countrywide Home Loans Inc                                 2,080,126
            Notes
            5.250% June 15, 2004

  2,000,000 Goldman Sachs Group LP #                                   2,233,260
            Notes
            7.200% March 1, 2007

  2,000,000 International Lease Finance Corp                           2,161,634
            Notes
            8.150% October 1, 2004

  2,000,000 Mellon Funding Corp                                        2,112,714
            Company Guaranteed Notes
            4.875% June 15, 2007

  2,000,000 Tyco Capital Corp                                          2,056,048
            Notes
            5.625% May 17, 2004

  3,000,000 Wells Fargo Financial Inc                                  3,192,285
            Senior Notes
            4.875% June 12, 2007

                                                                     $18,073,639

FOOD & BEVERAGES --- 2.40%
  3,000,000 Coca-Cola Co                                               3,140,727
            Notes
            4.000% June 1, 2005

                                                                      $3,140,727

FOREIGN BANKS --- 2.42%
  3,000,000 KFW International Finance Inc                              3,172,089
            Notes
            7.625% February 15, 2004

                                                                      $3,172,089

FOREIGN GOVERNMENTS --- 1.61%
  2,000,000 Government of Italy                                        2,110,294
            Notes
            4.375% October 25, 2006

                                                                      $2,110,294

GOLD, METALS & MINING --- 0.30%

    387,128 DTE Burnes Harbor LLC #                                     387,128
            Senior Notes

            6.570% January 30, 2003

                                                                        $387,128

HOUSEHOLD GOODS --- 2.54%
  1,300,000 Colgate-Palmolive Co                                       1,358,361
            Notes
            3.980% April 29, 2005

  2,000,000 Fort James Corp                                            1,970,000
            Notes
            6.700% November 15, 2003

                                                                      $3,328,361

INSURANCE RELATED --- 3.24%
  2,000,000 AIG SunAmerica Global Financing XII #                      2,155,662
            Notes
            5.300% May 30, 2007

  2,000,000 Monumental Global Funding #                                2,095,326
            Notes
            5.200% January 30, 2007

                                                                      $4,250,988

OFFICE EQUIPMENT & SUPPLIES --- 1.64%
  2,000,000 Pitney Bowes Inc                                           2,147,424
            Notes
            5.950% February 1, 2005

                                                                      $2,147,424

OIL & GAS --- 4.74%
  4,000,000 BP Capital Markets PLC                                     4,181,224
            Company Guaranteed Notes
            4.000% April 29, 2005

  2,000,000 ChevronTexaco Capital Corp                                 2,035,896
            Notes
            3.500% September 17, 2007

                                                                      $6,217,120

OTHER ASSET-BACKED --- 1.06%
  1,521,892 Bombardier Capital Mortgage Securitization Corp            1,391,524
            Series 1999-A Class A4
            6.475% November 15, 2025

                                                                      $1,391,524

PERSONAL LOANS --- 1.61%
  2,000,000 MBNA America Bank NA                                       2,116,146
            Notes
            6.500% June 20, 2006

                                                                      $2,116,146

RETAIL --- 2.50%

  3,000,000 Wal-Mart Stores Inc ~                                      3,278,481
            Senior Notes
            5.450% August 1, 2006

                                                                      $3,278,481

SUPRANATIONALS --- 1.21%

  1,500,000 European Investment Bank                                   1,580,138
            Senior Unsubordinated Notes
            4.000% August 30, 2005

                                                                      $1,580,138

U.S. GOVERNMENTS --- 8.71%

  2,800,000 United States of America ~                                 3,019,845
            4.625% May 15, 2006
  3,200,000 United States of America ~                                 3,537,376
            5.750% November 15, 2005
  4,800,000 United States of America ~                                 4,857,749
            3.000% November 15, 2007
                                                                     $11,414,970

UTILITIES --- 1.65%

  2,000,000 Florida Gas Transmission Co #                              2,161,588
            Senior Notes
            8.630% November 1, 2004

                                                                      $2,161,588

WHOLE LOAN --- 0.53%
    686,143 DLJ Mortgage Acceptance Corp #                               693,003
            Series 1995-CF2 Class A1B
            6.850% December 17, 2027

                                                                        $693,003

TOTAL BONDS --- 96.23%                                              $126,158,275
(Cost $121,700,754)

SHORT-TERM INVESTMENTS

  4,942,000 Freddie Mac                                                4,941,897
               0.760%, January 2, 2003

TOTAL SHORT-TERM INVESTMENTS --- 3.77%                                $4,941,897
(Cost $4,941,897)

TOTAL SHORT DURATION BOND PORTFOLIO --- 100%                        $131,100,172
(Cost $126,642,651)


Legend


# Securities are registered pursuant to Rule 144A and may be deemed to be restricted for resale.
   Illiquid Security
~  A portion or all of the security is on loan at December 31, 2002.
** Security is an agency note with maturity date and interest rate indicated. See Notes to Financial Statements

FUND DIRECTORS AND OFFICERS (UNAUDITED)

The Fund is organized under Maryland law, and is governed by the Board of Directors. The Board is responsible for overall management of the Fund's business affairs. The Directors meet at least four times during the year to, among other things, oversee the Fund's activities, review contractual arrangements with companies that provide services to the Fund, and review performance. The following table provides information about each of the Directors and officers of the Fund.

---------------------------------------------------------------------------------------------------
                             INDEPENDENT* DIRECTORS

---------------------------------------------------------------------------------------------------
--------------- ------------ ------------- -----------------------------
Name, address   Position(s)    Term of       Principal Occupation(s)     Number         Other
   and age       Held with      Office         during Past 5 Years       of         Directorships
                   Fund       (Length of                                 Portfolios    Held by
                             Time Served)                                in Fund       Director
                                                                         Complex
                                                                         Overseen
                                                                         by
                                                                         Director

--------------- ------------ ------------- ----------------------------- ---------- ---------------
--------------- ------------ ------------- ----------------------------- ---------- ---------------
Rex Jennings     Director    March 22,     President Emeritus, Denver       43      Trustee,
(77)                         1988 to       Metro Chamber of Commerce                Orchard
                             present                                                Series Fund,
                                                                                    Committee
                                                                                    Member,
                                                                                    Great-West
                                                                                    Variable
                                                                                    Annuity
                                                                                    Account A
--------------- ------------ ------------- ----------------------------- ---------- ---------------
--------------- ------------ ------------- ----------------------------- ---------- ---------------
Richard P.       Director    April 30,     Retired Educator                 43      Trustee,
Koeppe (70)                  1987 to                                                Orchard
                             present                                                Series Fund,
                                                                                    Committee
                                                                                    Member,
                                                                                    Great-West
                                                                                    Variable
                                                                                    Annuity
                                                                                    Account A
--------------- ------------ ------------- ----------------------------- ---------- ---------------
--------------- ------------ ------------- ----------------------------- ---------- ---------------
Sanford          Director    March 19,     Attorney, Firm of Zisman,        43      Trustee,
Zisman (62)                  1982 to       Ingraham and Daniel, P.C.                Orchard
                             present                                                Series Fund,
                                                                                    Committee
                                                                                    Member,
                                                                                    Great-West
                                                                                    Variable
                                                                                    Annuity
                                                                                    Account A;
                                                                                    Jones
                                                                                    Intercable,
                                                                                    Inc.
--------------- ------------ ------------- ----------------------------- ---------- ---------------
---------------------------------------------------------------------------------------------------
                       INTERESTED* DIRECTORS AND OFFICERS

---------------------------------------------------------------------------------------------------
--------------- ------------ -------------- ----------------------------
Name, address   Position(s)     Term of       Principal Occupation(s)    Number         Other
   and age       Held with      Office          during Past 5 Years      of         Directorships
                   Fund       (Length of                                 Portfolios    Held by
                             Time Served)                                in Fund       Director
                                                                         Complex
                                                                         Overseen
                                                                         by
                                                                         Director

--------------- ------------ -------------- ---------------------------- ---------- ---------------
--------------- ------------ -------------- ---------------------------- ---------- ---------------
*William T.      Director    June 1, 2000   President and Chief             43      Trustee,
McCallum (60)       and      to present     Executive Officer of                    Orchard
                 President                  Great-West Life & Annuity               Series Fund,
                                            Insurance Company;                      Committee
                                            President and Chief                     Member,
                                            Executive Officer, United               Great-West
                                            States Operations, The                  Variable
                                            Great-West Life Assurance               Annuity
                                            Company (1990 to present);              Account A;
                                            Co-President and Chief                  Director,
                                            Executive Officer of                    Great-West
                                            Great-West Lifeco Inc.;                 Lifeco Inc.
                                            President and Chief
                                            Executive Officer of GWL&A
                                            Financial Inc.; President
                                            and Chief Executive
                                            Officer of First
                                            Great-West Life & Annuity
                                            Insurance Company
--------------- ------------ -------------- ---------------------------- ---------- ---------------
--------------- ------------ -------------- ---------------------------- ---------- ---------------
*Mitchell        Director    June 1, 2000   Executive Vice President        43      Trustee,
T.G. Graye                   to present     and Chief Financial                     Orchard
(47)                                        Officer of Great-West Life              Series Fund,
                                            & Annuity Insurance                     Committee
                                            Company; Executive Vice                 Member,
                                            President and Chief                     Great-West
                                            Financial officer, United               Variable
                                            States Operations, The                  Annuity
                                            Great-West Life Assurance               Account A
                                            Company; Executive Vice
                                            President and Chief
                                            Operating Officer, One
                                            Benefits, Inc.; Executive
                                            Vice President and Chief
                                            Financial Officer of GWL&A
                                            Financial Inc.; Manager
                                            and President, MCM;

                                            Director and Executive

                                            Vice President, Orchard

                                  Trust Company

--------------- ------------ -------------- ---------------------------- ---------- ---------------
--------------- ------------ -------------- ---------------------------- ---------- ---------------
*Graham          Treasurer   November 29,   Vice President, Corporate       43           None
McDonald (56)                2001 to        Fin and Investment
                             present        Operations; Treasurer,
                                            MCM, Orchard Capital
                                            Management, LLC, Maxim
                                            Series Fund and Great-West
                                            Variable Annuity Account
                                            A; Director and President,
                                            Greenwood Investments, LLC
--------------- ------------ -------------- ---------------------------- ---------- ---------------
--------------- ------------ -------------- ---------------------------- ---------- ---------------
*Beverly A.      Secretary   April 10,      Vice President and              43           None
Byrne (47)                   1997 to        Counsel, U.S. Operations,
                             present        The Great-West Life
                                            Assurance Company and
                                            Orchard Trust Company;
                                            Vice President, Counsel
                                            and Associate Secretary,
                                            Great-West Life & Annuity
                                            Insurance Company, GWL&A
                                            Financial Inc., First
                                            Great-West Life & Annuity
                                            Insurance Company; Vice
                                            President, Counsel and
                                            Secretary, Financial
                                            Administrative Services
                                            Corporation; Secretary,
                                            MCM, One Orchard Equities,
                                            Inc. ("One Orchard"),
                                            Greenwood Investments,
                                            LLC, BenefitsCorp
                                            Equities, Inc.,
                                            BenefitsCorp, Inc.,
                                            Advised Assets Group, LLC,
                                            Great-West Variable
                                            Annuity Account A, and
                                            Maxim Series Fund.
--------------- ------------ -------------- ---------------------------- ---------- ---------------

* Refers to a Director or officer who is an "interested person" of the Fund (as defined in the Investment Company Act of 1940, as amended) by virtue of their affiliation with either the Fund or MCM. A Director who is not an "interested person" of the Fund is referred to as an "Independent Director."

The Fund paid its directors a total of $15,860 in compensation during 2002. No officer of the Fund receives any compensation from the Fund. Additional information about the Fund and its Directors is available in the Fund's
Statement of Additional Information, which can be obtained free of charge upon request to: Mr. Aaron Knode, 8515 East Orchard Road, Greenwood Village, Colorado
80111; (800) 537-2033, ext. 75332.

Maxim Series Fund, Inc. Special Meeting of Shareholders
(UNAUDITED)

A Special Meeting of Shareholders was held on October 23, 2002 at 8525 East Orchard Road, Greenwood Village, Colorado for the following purposes:

To approve an amendment to the Fund's Articles of Incorporation ("charter") to effect a reverse stock split of the Portfolios' outstanding shares.

The votes cast in these matters for the Maxim Short Duration Bond Portfolio were:

            For:       130,887,578.090
            Against:   344,396.390
            Abstain*:  5,052.520


A Special Meeting of Shareholders was held on April 4, 2002 at 8525 East Orchard Road, Greenwood Village, Colorado for the following purposes:

1. To approve of an amendment to the Profile Portfolios' fundamental investment policy concerning investments in liquid, non-investment company securities.

2. To approve of new sub-advisory agreement appointing Barclays Global Fund Advisors as sub-adviser.

3. To approve of a new "manager-of-managers" structure for Maxim Series Fund, Inc.

4. To approve of an amendment to the Investment Advisory Agreement regarding a new "manager-of-managers" structure for Maxim Series Fund, Inc.

5. To approve amendments to the fundamental investment policies of the Fund generally to standardize the language of those policies that are required to be fundamental concerning (5.a.) borrowing, (5.b.) commodities, (5.c.) industry concentration, (5.d.) loans, (5.e.) diversification, (5.f.) real estate, (5.g.) senior securities and (5.h.) underwriting.

6. To approve amendments to the fundamental investment policies of the Fund generally to delete policies that are no longer required to be fundamental due to changes in laws or which otherwise need not be fundamental concerning (6.a.) purchases of securities on margin, (6.b.) purchases of investments in other investment companies; (6.c.) investments in oil, gas and/or mineral exploration, (6.d.) exercise of control, (6.e.) purchases of restricted securities and (6.f.) purchases of foreign securities.

The votes cast in these matters++ for the Maxim Short Term Maturity Bond Portfolio were:

PROPOSALS #3, 4, 5h, 6d
            For:       149,560,685.34
            Against:   239,196.69
            Abstain*:  11,654.06

PROPOSALS #5a, 5b, 5c, 5d, 5e, 5f, 5g
            For:       149,562,818.92
            Against:   237,063.01
            Abstain*:  11,654.06

PROPOSAL #6a
            For:       149,559,525.52
            Against:   240,356.42
            Abstain*:  11,654.06

PROPOSAL #6c
            For:       149,557,385.74
            Against:   242,496.20
            Abstain*:  11,654.06

*All Abstain votes are treated as `present' for purposes of achieving a quorum and in determining the votes cast on the proposals, but not as having voted FOR the proposals (and therefore have the effect of a vote against).

++ Any proposal for which a vote is not shown denotes that this proposal was not applicable to this Portfolio.